LEGG MASON CLASSIC VALUATION FUND


            Supplement to the Statement of Additional Information for
              Primary Class Shares and Institutional Class Shares
                             dated February 28, 2004


The following paragraph is added to the section entitled "Additional Purchase And Redemption Information" beginning on page 19 of the Statement of Additional
Information:

Excessive Trading

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, because the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice when the fund detects a pattern of excessive trading. However, this reservation of right does not impose an obligation to take action in any particular circumstance. Although shareholder transactions are monitored for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Investors seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there can be no guarantee that the fund or its agents will be successful in defeating these strategies. In addition, the ability of the fund and its agents to detect, prevent or terminate excessive trading through accounts maintained by brokers, retirement plan accounts and other financial intermediaries is limited in circumstances where the underlying shareholder account information is maintained by the financial intermediary.



                      This supplement is dated May 5, 2004.

You should retain this supplement with your Statement of Additional Information for future reference.